Exhibit 10.2

MARKETO, INC.

2006 STOCK PLAN

AS AMENDED

ADOPTED ON OCTOBER 5, 2006

AS AMENDED ON OCTOBER 6, 2006, JULY 30, 2008, APRIL 9, 2010, NOVEMBER 12, 2010, JULY 22, 2011, NOVEMBER 4, 2011, APRIL 13, 2012, MAY 1, 2012 AND FEBRUARY 7, 2013

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MARKETO, INC. 2006 STOCK PLAN

SECTION 1.                         ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company’s Stock.  The Plan provides both for the direct award or sale of Shares or Restricted Stock Units and for the grant of Options to purchase Shares.  Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

Capitalized terms are defined in Section 12.

SECTION 2.                                     ADMINISTRATION.

(a)                                 Committees of the Board of Directors.  The Plan may be administered by one or more Committees.  Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors.  Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it.  If no Committee has been appointed, the entire Board of Directors shall administer the Plan.  Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b)                                 Authority of the Board of Directors.  Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan.  All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Grantees, all Optionees and all persons deriving their rights from a Purchaser, Grantee or Optionee.

SECTION 3.                                     ELIGIBILITY.

(a)                                 General Rule.  Only Employees, Outside Directors and Consultants shall be eligible for the grant of Nonstatutory Options or the direct award or sale of Shares or Restricted Stock Units.  Only Employees shall be eligible for the grant of ISOs.

(b)                                 Ten-Percent Stockholders.  A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.  For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4.                                     STOCK SUBJECT TO PLAN.

(a)                                 Basic Limitation.  Not more than 21,969,097(1) Shares may be issued under the Plan (subject to Subsection (b) below and Section 8(a)).  All of these Shares may be issued upon the exercise of ISOs.  The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan.  The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.  Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.

(b)                                 Additional Shares.  In the event that Shares previously issued under the Plan are reacquired by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan.  In the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of the Purchase Price, Exercise Price or withholding taxes, such Shares shall remain available for issuance under the Plan. In the event that an outstanding Option or other right for any reason expires or is canceled, the Shares allocable to the unexercised portion of such Option or other right shall be added to the number of Shares then available for issuance under the Plan.

SECTION 5.                                     TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)                                 Stock Purchase Agreement.  Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company.  Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement.  The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b)                                 Duration of Offers and Nontransferability of Rights.  Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company.  Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

(c)                                  Purchase Price.  The Board of Directors shall determine the Purchase Price of Shares to be offered under the Plan at its sole discretion.  The Purchase Price shall be payable in a form described in Section 7.

(d)                                 Withholding Taxes.  As a condition to the purchase of Shares, the Purchaser or Grantee shall make such arrangements as the Board of Directors may require for the

(1)  Reflects the original share reserve of 3,800,000 shares, the 3,446,343 share increase approved by the Board of Directors on July 31, 2008, the 2,000,000 share increase approved the Board of Directors on April 9, 2010, the 3,148,107 share increase approved by the Board of Directors on November 12, 2010, the 1,800,000 share increase approved by the Board of Directors on July 22, 2011, the 1,724,647 share increase approved by the Board of Directors on November 4, 2011, the 3,750,000 share increase approved by the Board of Directors on May 1, 2012 and the 3,100,000 share increase approved by the Board of Directors on February 7, 2013.

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satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase or that may arise in connection the grant, vesting or settlement of a Restricted Stock Unit.

(e)                                  Restrictions on Transfer of Shares.  Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine.  Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(f)                                   Restricted Stock Units.  The Board of Directors may, in its sole discretion, grant to an eligible person under Section 3 hereof Restricted Stock Units under the Plan.  The Board of Directors shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant.  Vesting conditions may be based on continuing employment (or other Service relationship), achievement of pre-established performance goals and objectives and/or other such criteria as the Board of Directors may determine.  Upon the grant of Restricted Stock Units, the Grantee and the Company shall enter into an RSU Agreement.  The terms and conditions of each such RSU Agreement shall be determined by the Board of Directors and may differ among individual RSU Agreements and Grantees.  Unless otherwise expressly set forth in the RSU Agreement in compliance with Section 409A of the Code, on or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15th of the year following the year in which such vesting date occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or Shares of stock, as specified in the RSU Agreement.  Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(i)                                     Rights as a Stockholder.  A Grantee shall have the rights of a stockholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A Grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the RSU Agreement, the Company shall have issued and delivered a certificate representing the Shares to the Grantee (or transferred on the records of the Company with respect to uncertificated stock), and the Grantee’s name has been entered in the books of the Company as a stockholder.

(ii)                                  Termination.  Except as may otherwise be provided by the Board of Directors either in the RSU Agreement or in writing after the RSU Agreement is issued, a Grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the Grantee’s cessation of Service with the Company and any Subsidiary for any reason.

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SECTION 6.                                     TERMS AND CONDITIONS OF OPTIONS.

(a)                                 Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)                                 Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8.  The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c)                                  Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price.  The Exercise Price of an Option shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant, and in the case of an ISO a higher percentage may be required by Section 3(b).  Subject to the preceding sentence, the Exercise Price shall be determined by the Board of Directors at its sole discretion.  The Exercise Price shall be payable in a form described in Section 7.  This Subsection (c) shall not apply to an Option granted pursuant to an assumption of, or substitution for, another option in a manner that complies with Section 424(a) of the Code (whether or not the Option is an ISO).

(d)                                 Exercisability.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable.  No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Stock Option Agreement to the Company or (ii) otherwise agrees to be bound by the terms of the Stock Option Agreement.  The Board of Directors shall determine the exercisability provisions of the Stock Option Agreement at its sole discretion.  All of an Optionee’s Options shall become exercisable in full if Section 8(b)(iv) applies.

(e)                                  Basic Term.  The Stock Option Agreement shall specify the term of the Option.  The term shall not exceed 10 years from the Date of Grant, and in the case of an ISO a shorter term may be required by Section 3(b).  Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(f)                                   Termination of Service (Except by Death).  If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following dates:

(i)                                     The expiration date determined pursuant to Subsection (e) above;

(ii)                                  The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such later date as the Board of Directors may determine (but in no event earlier than 30 days after the termination of the Optionee’s Service); or

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(iii)                               The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).  The balance of such Options shall lapse when the Optionee’s Service terminates.  In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(g)                                 Leaves of Absence.  For purposes of Subsection (f) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(h)                                 Death of Optionee.  If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i)                                     The expiration date determined pursuant to Subsection (e) above; or

(ii)                                  The date 12 months after the Optionee’s death, or such earlier or later date as the Board of Directors may determine (but in no event earlier than six months after the Optionee’s death).

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death).  The balance of such Options shall lapse when the Optionee dies.

(i)                                    Restrictions on Transfer of Shares .  Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine.  Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

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(j)                                    Transferability of Options.  An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence.  If the applicable Stock Option Agreement so provides, a Nonstatutory Option shall also be transferable by gift or domestic relations order to a Family Member of the Optionee.  An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(k)                                 Withholding Taxes.  As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.  The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(l)                                    No Rights as a Stockholder.  An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(m)                             Modification, Extension and Assumption of Options.  Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

SECTION 7.                                     PAYMENT FOR SHARES.

(a)                                 General Rule.  The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

(b)                                 Services Rendered.  At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

(c)                                  Promissory Note.  At the discretion of the Board of Directors, all or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note.  The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon.  The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code.  Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(d)                                 Surrender of Stock.  At the discretion of the Board of Directors, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of,

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Shares that are already owned by the Optionee.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.

(e)                                  Exercise/Sale.  To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

(f)                                   Other Forms of Payment.  To the extent that a Stock Purchase Agreement or Stock Option Agreement so provides, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by the Delaware General Corporation Law, as amended.

SECTION 8.                                     ADJUSTMENT OF SHARES.

(a)                                 General.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made in each of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or Restricted Stock Unit and (iii) the Exercise Price under each outstanding Option.  In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or Restricted Stock Unit or (iii) the Exercise Price under each outstanding Option; provided, however, that the Board of Directors shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.

(b)                                 Mergers and Consolidations.  In the event that the Company is a party to a merger or consolidation, all outstanding Options and Restricted Stock Units shall be subject to the agreement of merger or consolidation.  Such agreement shall provide for one or more of the following:

(i)                                     The continuation of such outstanding Options or Restricted Stock Units by the Company (if the Company is the surviving corporation).

(ii)                                  The assumption of such outstanding Options or Restricted Stock Units by the surviving corporation or its parent, for the Options, in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).

(iii)                               The substitution by the surviving corporation or its parent of new options for such outstanding Options in a manner that complies with

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Section 424(a) of the Code (whether or not such Options are ISOs) or the substitution by the surviving corporation or its parent of new restricted stock units for the Restricted Stock Units in an equitable manner.

(iv)                              Full exercisability of such outstanding Options and full vesting of the Shares subject to such Options, followed by the cancellation of such Options, or full vesting of the Restricted Stock Units.  The full exercisability of such Options and full vesting of the Shares subject to such Options or the Restricted Stock Units may be contingent on the closing of such merger or consolidation.  The Optionees shall be able to exercise such Options during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (A) a shorter period is required to permit a timely closing of such merger or consolidation and (B) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options.  Any exercise of such Options during such period may be contingent on the closing of such merger or consolidation.

(v)                                 The cancellation of such outstanding Options and a payment to the Optionees equal to the excess of (A) the Fair Market Value of the Shares subject to such Options (whether or not such Options are then exercisable or such Shares are then vested) as of the closing date of such merger or consolidation over (B) their Exercise Price, or the cancellation of such outstanding Restricted Stock Units and a payment to the Grantees equal to the value of the Restricted Stock Units.  Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount.  Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates when such Options would have become exercisable or such Shares or Restricted Stock Units would have vested.  Such payment may be subject to vesting based on the Optionee’s or Grantee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee or Grantee than the schedule under which such Options would have become exercisable or such Shares or Restricted Stock Units would have vested.  If the Exercise Price of the Shares subject to such Options exceeds the Fair Market Value of such Shares, then such Options may be cancelled without making a payment to the Optionees.  For purposes of this Paragraph (v), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(c)                                  Reservation of Rights.  Except as provided in this Section 8, an Optionee, Grantee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class.  Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.  The grant of an Option or Restricted Stock Unit pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments,

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reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9.                                     SECURITIES LAW REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.  The Company shall not be liable for a failure to issue Shares that is attributable to such requirements.

SECTION 10.                              NO RETENTION RIGHTS.

Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser, Grantee or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser, Grantee or Optionee) or of the Purchaser, Grantee or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11.                              DURATION AND AMENDMENTS.

(a)                                 Term of the Plan.  The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders.  If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan.  The Plan shall terminate automatically 10 years after the later of (i) the date when the Board of Directors adopted the Plan or (ii) the date when the Board of Directors approved the most recent increase in the number of Shares reserved under Section 4 that was also approved by the Company’s stockholders.  The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b)                                 Right to Amend or Terminate the Plan.  The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s stockholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 8) or (ii) materially changes the class of persons who are eligible for the grant of ISOs.  Stockholder approval shall not be required for any other amendment of the Plan.  If the stockholders fail to approve an increase in the number of Shares reserved under Section 4 within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such increase shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such increase.

(c)                                  Effect of Amendment or Termination.  No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to

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such termination.  The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12.                              DEFINITIONS.

(a)                                 “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(b)                                 “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c)                                  “Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

(d)                                 “Company” shall mean Marketo, Inc., a Delaware corporation.

(e)                                  “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(f)                                   “Date of Grant” shall mean the date of grant specified in the applicable Stock Option Agreement or RSU Agreement, which date shall be the later of (i) the date on which the Board of Directors resolved to grant the Option or Restricted Stock Unit or (ii) the first day of the Optionee’s or Grantee’s Service.

(g)                                  “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(h)                                 “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(i)                                     “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(j)                                    “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in accordance with applicable law.  Such determination shall be conclusive and binding on all persons.

(k)                                 “Family Member” shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Optionee’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Optionee control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Optionee own more than 50% of the voting interests.

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(l)                                     “Grantee” shall mean a person to whom the Board of Directors has granted an equity award, including a Restricted Stock Unit, under this Plan.

(m)                             “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n)                                 “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(o)                                 “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(p)                                 “Optionee” shall mean a person who holds an Option.

(q)                                 “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r)                                    “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(s)                                   “Plan” shall mean this Marketo, Inc. 2006 Stock Plan.

(t)                                    “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(u)                                 “Purchaser” shall mean a person to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(v)                                 “Restricted Stock Units” shall mean an award of phantom stock units to a Grantee, which may be settled in cash or Shares as determined by the Board of Directors, pursuant to Section 5(f).

(w)                               “RSU Agreement” shall mean the agreement between the Company and a Grantee who awarded Restricted Stock Units under the Plan that contains the terms, conditions and restrictions pertaining to such Restricted Stock Units.

(x)                                 “Service” shall mean service as an Employee, Outside Director or Consultant.

(y)                                 “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(z)                                  “Stock” shall mean the Common Stock of the Company.

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(aa)                          “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(bb)                          “Stock Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(cc)                            “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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MARKETO, INC. 2006 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (EARLY EXERCISE)

The Optionee has been granted the following option to purchase shares of the Common Stock of Marketo, Inc.:

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO»	Incentive Stock Option (ISO)

	«NSO»	Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Commencement Date:	«VestComDate»

Vesting Schedule:

The Right of Repurchase shall lapse with respect to the first 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service after the Vesting Commencement Date set forth above. The Right of Repurchase shall lapse with respect to an additional 1/48th of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Expiration Date:	«ExpDate». This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.

By signing below, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2006 Stock Plan and the Stock Option Agreement.  Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant.  Section 14 of the Stock Option Agreement includes important acknowledgements of the Optionee.

OPTIONEE:	MARKETO, INC.

By:

Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

MARKETO, INC. 2006 STOCK PLAN:

STOCK OPTION AGREEMENT

SECTION 1.                         GRANT OF OPTION.

(a)                            Option.  On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant.  The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies).  This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b)                            $100,000 Limitation.  Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c)                             Stock Plan and Defined Terms.  This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received.  The provisions of the Plan are incorporated into this Agreement by this reference.  Capitalized terms are defined in Section 15 of this Agreement.

SECTION 2.                         RIGHT TO EXERCISE.

(a)                            Exercisability.  Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.  Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

(b)                            Shareholder Approval.  Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s shareholders.

SECTION 3.                         NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4.                         EXERCISE PROCEDURES.

(a)                            Notice of Exercise.  The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 13(c).  The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment.  The person exercising this option shall sign the notice.  In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.  The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.  In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.

(b)                            Issuance of Shares.  After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised.  Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust.  In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c).  In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c)                             Withholding Taxes.  In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements.  The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION 5.                         PAYMENT FOR STOCK.

(a)                            Cash.  All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)                                 Surrender of Stock.  At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c)     Exercise/Sale.  All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the

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sales proceeds to the Company.  However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

SECTION 6.                         TERM AND EXPIRATION.

(a)                            Basic Term.  This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)                            Termination of Service (Except by Death).  If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)                               The expiration date determined pursuant to Subsection (a) above;

(ii)                            The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)                         The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates.  When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.  In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.

(c)                             Death of the Optionee.  If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)                               The expiration date determined pursuant to Subsection (a) above; or

(ii)                            The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the Optionee’s death.  When the Optionee dies, this option shall expire immediately with respect

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to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.

(d)                            Part-Time Employment and Leaves of Absence.  If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s part-time work policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule.  If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave.  Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).  Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e)                             Notice Concerning ISO Treatment.  Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)                               More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)                            More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii)                         More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7.                         RIGHT OF REPURCHASE.

(a)                            Scope of Repurchase Right.  Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase.  The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares.  The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service.  The Right of Repurchase may be exercised automatically under Subsection (d) below.  If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.

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(b)                            Lapse of Repurchase Right.  The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant.

(c)                             Escrow.  Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement.  Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow.  All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow.  Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months).  In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.

(d)                                 Exercise of Repurchase Right.  The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 13(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares.  During the Repurchase Period, the Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased.  Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares.  The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company.

(e)                             Termination of Rights as Stockholder.  If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration).  Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

(f)                              Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class

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of the Restricted Shares.  Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same.  In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(g)                             Transfer of Restricted Shares.  The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence.  The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(h)                            Assignment of Repurchase Right.  The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part.  Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8.                         RIGHT OF FIRST REFUSAL.

(a)                            Right of First Refusal.  In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares.  If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws.  The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares.  The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)                            Transfer of Shares.  If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee,

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shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)                             Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

(d)                            Termination of Right of First Refusal.  Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)                             Permitted Transfers.  This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f)                              Termination of Rights as Shareholder.  If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

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(g)                             Assignment of Right of First Refusal.  The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part.  Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

SECTION 9.                         LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)                            It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)                            Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)                             Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 10.                  NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11.                  RESTRICTIONS ON TRANSFER OF SHARES.

(a)                            Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.

(b)                                 Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter.  In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the

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Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering.  In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b).  This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)                             Investment Intent at Grant.  The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)                            Investment Intent at Exercise.  In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)                             Legends.  All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES).  SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

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“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f)                              Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)                             Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

SECTION 12.                  ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan.  In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 13.                  MISCELLANEOUS PROVISIONS.

(a)                            Rights as a Shareholder.  Neither the Optionee nor the Optionee’s representative shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)                            No Retention Rights.  Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)                             Notice.  Any notice required by the terms of this Agreement shall be given in writing.  It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)                            Entire Agreement.  The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter

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hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(e)                             Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

SECTION 14.                  ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a)                                 Tax Consequences.  The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities.  The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation.  In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant.  Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company.  The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b)                                 Electronic Delivery of Documents.  The Optionee agrees that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it shall notify the Optionee by email.

SECTION 15.                  DEFINITIONS.

(a)                            “Agreement” shall mean this Stock Option Agreement.

(b)                            “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)                             “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)                            “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(e)                             “Company” shall mean Marketo, Inc., a Delaware corporation.

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(f)                              “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g)                             “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h)                            “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i)                                “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j)                               “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(k)                            “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith.  Such determination shall be conclusive and binding on all persons.

(l)                                “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m)                        “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n)                            “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(o)                            “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(p)                            “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(q)                            “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r)                               “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(s)                              “Plan” shall mean the Marketo, Inc. 2006 Stock Plan, as in effect on the Date of Grant.

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(t)                               “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(u)                            “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.

(v)                            “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.

(w)                          “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.

(x)                            “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.

(y)                            “Securities Act” shall mean the Securities Act of 1933, as amended.

(z)                             “Service” shall mean service as an Employee, Outside Director or Consultant.

(aa)                     “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(bb)                     “Stock” shall mean the Common Stock of the Company.

(cc)                       “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(dd)                     “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(ee)                       “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

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MARKETO, INC. 2006 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

Pursuant to the Marketo, Inc. 2006 Stock Plan (the “Plan”), this Notice of Stock Option Grant (the “Notice”), and the terms and conditions set forth in the Non-U.S. Stock Option Agreement (the “Agreement”), Marketo, Inc. (the “Company”) has granted a stock option (the “Option”) to purchase the number of Shares listed below to the Optionee named below:

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Date Exercisable:	This Option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this Option.

Vesting Commencement Date:	«VestComDate»

Vesting Schedule:	[InsertVestingSchedule]

Expiration Date:	«ExpDate». This Option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Agreement.

By signing below, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of the Plan, the Agreement and this Notice.  Section 17 of the Agreement includes important acknowledgements of the Optionee.

OPTIONEE:	MARKETO, INC.

By:

Optionee’s Signature	Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

MARKETO, INC. 2006 STOCK PLAN:

NON-U.S. STOCK OPTION AGREEMENT

SECTION 1.        GRANT OF OPTION.

(a)           Option.  On the terms and conditions set forth in the Notice and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice.  The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies).  This Option is intended to be an NSO, as provided in the Notice.

(b)           Stock Plan and Defined Terms.  This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received.  The provisions of the Plan are incorporated into this Agreement by this reference.  Capitalized terms are defined in Section 18 of this Agreement.

SECTION 2.        RIGHT TO EXERCISE.

(a)           Exercisability.  Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this Option may be exercised prior to its expiration at the time or times set forth in the Notice.  Shares purchased by exercising this Option may be subject to the Right of Repurchase under Section 7.

(b)           Shareholder Approval.  Any other provision of this Agreement notwithstanding, no portion of this Option shall be exercisable at any time prior to the approval of the Plan by the Company’s shareholders.

SECTION 3.        NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4.        EXERCISE PROCEDURES.

(a)           Notice of Exercise.  The Optionee may exercise this Option by giving written notice to the Company.  The notice shall specify the election to exercise this Option, the number of Shares for which it is being exercised and the form of payment.  The person exercising this Option shall sign the notice.  The Optionee shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 or as otherwise provided in the Appendix for the full amount of the Exercise Price.  In the event of a partial exercise of this Option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice.

(b)           Issuance of Shares.  After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this Option has been exercised.  In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c).  In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this Option.

(c)           Withholding Taxes.  In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements.  The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the Optionee’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”), is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result.  Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items.

In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by withholding from proceeds of the sale of Shares acquired at exercise of the option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization) without further consent.

The Company may withhold or account for Tax-Related Items by considering maximum applicable rates, in which case the Optionee will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent

Finally, the Optionee agrees to pay to the Company or the Employer, including through withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer, any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

SECTION 5.        PAYMENT FOR STOCK.

(a)           Cash.  All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)           Exercise/Sale.  All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.  However, payment pursuant to this Subsection (b) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

SECTION 6.        TERM AND EXPIRATION.

(a)           Basic Term.  This Option shall in any event expire on the expiration date set forth in the Notice, which date is 10 years after the Date of Grant (the “Expiration Date”).

(b)           Termination of Service (Except by Death).  If the Optionee’s Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

(i)            The Expiration Date as set forth in the Notice;

(ii)           The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)          The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence, but only to the extent that this Option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates.  When the Optionee’s Service terminates (as described further in Section 13(l) of this Agreement, this Option shall expire immediately with respect to the number of Shares for which this Option is not yet exercisable and with respect to any Restricted Shares.  In the event that the Optionee dies after termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the Optionee’s heirs or any person who has acquired this Option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this

Option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.

(c)           Death of the Optionee.  If the Optionee dies while in Service, then this Option shall expire on the earlier of the following dates:

(i)            The Expiration Date set forth in the Notice; or

(ii)           The date 12 months after the Optionee’s death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the Optionee’s heirs or by any person who has acquired this Option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this Option is exercisable for vested Shares on or before the Optionee’s death.  When the Optionee dies, this Option shall expire immediately with respect to the number of Shares for which this Option is not yet exercisable and with respect to any Restricted Shares.

(d)           Part-Time Employment and Leaves of Absence.  If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice in accordance with the Company’s part-time work policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule.  If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice in accordance with the Company’s leave of absence policy or the terms of such leave.  Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).  Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

SECTION 7.        RIGHT OF REPURCHASE.

(a)           Scope of Repurchase Right.  Until they vest in accordance with the Notice and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase.  The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares.  The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service.  The Right of Repurchase may be exercised automatically under Subsection (d) below.  If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.

(b)           Lapse of Repurchase Right.  The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice.

(c)           Escrow.  Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement.  Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow.  All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow.  Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months).  In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.

(d)           Exercise of Repurchase Right.  The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 16(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares.  During the Repurchase Period, the Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased.  Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares.  The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company.

(e)           Termination of Rights as Stockholder.  If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration).  Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

(f)            Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.  Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same.  In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(g)           Transfer of Restricted Shares.  The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence.  The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(h)           Assignment of Repurchase Right.  The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part.  Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8.        RIGHT OF FIRST REFUSAL.

(a)           Right of First Refusal.  In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares.  If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, state, local or foreign securities laws.  The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares.  The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)           Transfer of Shares.  If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state, local and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)           Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

(d)           Termination of Right of First Refusal.  Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)           Permitted Transfers.  This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f)            Termination of Rights as Shareholder.  If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)           Assignment of Right of First Refusal.  The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part.  Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

SECTION 9.        LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

(a)           It and the Optionee have taken any actions required to register the Shares under the U.S. Securities Act or to perfect an exemption from the registration requirements thereof;

(b)           Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)           Any other applicable provision of federal, state, local or foreign law has been satisfied.

SECTION 10.      NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the U.S. Securities Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11.      RESTRICTIONS ON TRANSFER OF SHARES.

(a)           Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state, country or any other applicable law.

(b)           Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter.  In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering.  In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b).  This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)           Investment Intent at Grant.  The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)           Investment Intent at Exercise.  In the event that the sale of Shares under the Plan is not registered under the U.S. Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)           Legends.  All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES).  SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN

OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f)            Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)           Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

SECTION 12.      ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this Option (including, without limitation, the number and kind of Shares subject to this Option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan.  In the event that the Company is a party to a merger or consolidation, this Option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 13.      NATURE OF GRANT.

In accepting the Option, the Optionee acknowledges, understands and agrees that:

(a)           the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)           the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c)           all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company;

(d)           the option grant and the Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company,  the Employer or any Subsidiary or Parent, and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Parent, as applicable, to terminate the Optionee’s Service (if any);

(e)           the Optionee is voluntarily participating in the Plan;

(f)            the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(g)           the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(h)           the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(i)            if the underlying Shares do not increase in value, the Option will have no value;

(j)            if the Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(k)           no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of the Optionee’s Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and in consideration of the grant of the Option to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Company, any Subsidiary or Parent or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any Subsidiary or Parent, and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(l)            for purposes of the Option, the Optionee’s Service will be considered terminated as of the date the Optionee is no longer actively providing services to the Company or any Subsidiary or Parent, regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) the Optionee’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any);  and (ii) the period (if any) during which the Optionee may exercise the Option after such termination of the Optionee’s Service will commence on the date the Optionee ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s employment agreement, if any; the Board of Directors shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of his or her Option grant (including whether the Optionee may still be considered to be providing services while on a leave of absence;

(m)          unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

(n)           the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and

(o)           the Optionee acknowledges and agrees that neither the Company, the Employer nor any Subsidiary or Parent shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to the Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

SECTION 14.      NO ADVICE REGARDING OPTION.

The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan, or the Optionee’s acquisition or sale of the underlying Shares.  The Optionee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

SECTION 15.      DATA PRIVACY.

The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other Option grant materials (“Data”) by and among, as applicable, the Employer, the Company and any Subsidiary or Parent for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

The Optionee understands that the Company and the Employer may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

The Optionee understands that Data will be transferred to a designated Plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan.  The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country.  The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.  The Optionee authorizes the Company, the designated Plan broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan.  The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan.  The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis.  If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her Service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant the Optionee options or other equity awards or administer or maintain such awards.  Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan.  For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

SECTION 16.      MISCELLANEOUS PROVISIONS.

(a)           Rights as a Shareholder.  Neither the Optionee nor the Optionee’s representative shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to Sections 4 and 5.

(b)           No Retention Rights.  Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)           Notice.  Any notice required by the terms of this Agreement shall be given in writing.  It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, or local country equivalent, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)           Entire Agreement.  The Notice, this Agreement, including the Appendix, and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(e)           Choice of Law; Venue.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

(f)            Language.  If the Optionee has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

(g)           Severability.  The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(h)           Imposition of Other Requirements.  The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on the Option and on any Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

(i)            Waiver.  The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other Optionee.

SECTION 17.      ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a)           Tax Consequences.  The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities.  The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this Option.  In particular, the Optionee acknowledges that this Option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant.  Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company.  The Optionee acknowledges that there is no guarantee in either case that the U.S. Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the U.S. Internal Revenue Service asserts that the valuation was too low.

(b)           Electronic Delivery of Documents.  The Optionee agrees that the Company may decide, in its sole discretion, to deliver by email or other electronic means any documents relating to the Plan or this Option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the

Company posts these documents on a website, it shall notify the Optionee by email.  Furthermore, the Optionee agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(c)           Appendix.  Notwithstanding any provisions in this Agreement, the Option shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for the Optionee’s country.  Moreover, if the Optionee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  The Appendix constitutes part of this Agreement.

SECTION 18.      DEFINITIONS.

(a)           “Agreement” shall mean this Stock Option Agreement.

(b)           “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)           “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(e)           “Company” shall mean Marketo, Inc., a California corporation.

(f)            “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g)           “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h)           “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i)            “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j)            “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(k)           “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith.  Such determination shall be conclusive and binding on all persons.

(l)            “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m)          “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(n)           “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(o)           “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(p)           “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(q)           “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(r)            “Plan” shall mean the Marketo, Inc. 2006 Stock Plan, as in effect on the Date of Grant.

(s)            “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(t)            “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.

(u)           “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.

(v)           “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.

(w)          “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.

(x)           “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

(y)           “Service” shall mean service as an Employee, Outside Director or Consultant.

(z)           “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(aa)         “Stock” shall mean the Common Stock of the Company.

(bb)         “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(cc)         “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(dd)         “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

APPENDIX

TO THE

MARKETO, INC. 2006 STOCK PLAN:

NON-U.S. STOCK OPTION AGREEMENT

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Option granted to the Optionee under the Plan if the Optionee resides in one of the countries listed below.  Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Agreement.

If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working, transfers employment to another country after the Option is granted to the Optionee, or is considered a resident of another country for local law purposes, the terms and conditions contained herein may not be applicable to the Optionee and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to the Optionee.

Notifications

This Appendix also includes information regarding exchange controls and certain other issues of which the Optionee should be aware with respect to participation in the Plan.  The information is based on the securities, exchange control and other laws in effect in the respective countries as of June 2012.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that the Optionee not rely on the information in the Appendix as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Optionee exercises the options or sells Shares acquired under the Plan.  In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation and the Company is not in a position to assure the Optionee of any particular result.  Accordingly, the Optionee is advised to seek appropriate professional advice as to how the relevant laws in the Optionee’s country may apply to the Optionee’s situation.

IRELAND

Notifications

Director Notification Requirement.  If the Optionee is a director, shadow director or secretary of the Company or an Irish Subsidiary or Parent, the Optionee must notify the Company or the Irish Subsidiary or Parent in writing within five (5) business days of receiving or disposing of an interest in the Company (e.g., an Option or Shares), or within five (5) business days of becoming aware of the event giving rise to the notification requirement, or within five (5) business days of becoming a director, shadow director or secretary if such an interest exists at the time.  This notification requirement also applies with respect to the interests of a spouse or minor children (whose interests, if any, will be attributed to the director, shadow director or secretary).

UNITED KINGDOM

Terms and Conditions

Section 431 Election.  As a condition of participation in the Plan and the exercise of the Option, the Optionee agrees that, jointly with the Employer (or the Company or a Subsidiary or Parent), if applicable), he or she shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Optionee will not revoke such election at any time.  This election will be to treat the Shares acquired pursuant to the exercise of the Option as if such Shares were not Restricted Securities (for U.K. tax purposes only).  The Optionee must enter into the election concurrent with the execution of the Agreement.

Joint Election for Transfer of Liability for Employer National Insurance Contributions.  As a condition of participation in the Plan and the exercise of the Option at a time when the Company’s Shares are considered readily convertible assets under U.K. law, the Optionee agrees to accept any liability for secondary Class 1 National Insurance contributions that may be payable by the Company, the Employer, or a Subsidiary or Parent in connection with the Option and any event giving rise to Tax-Related Items (the “Employer NICs”).  Without prejudice to the foregoing, the Optionee agrees to execute a joint election with the Company, the form of such joint election (the “Joint Election”) having been approved formally by Her Majesty’s Revenue and Customs (“HMRC”), and any other required consent or election prior to exercise of the option.  The Optionee further agrees to execute such other joint elections as may be required between the Optionee and any successor to the Company, the Employer, or a Subsidiary or Parent.  The Optionee further agrees that the Company, the Employer, or a Subsidiary or Parent may collect the Employer NICs from the Optionee by any of the means set forth in Section 4(c) of the Agreement.

If the Company’s Shares are considered readily convertible assets under UK law and the Optionee does not enter into a Joint Election prior to the exercise of the Option, he or she will not be entitled to exercise the Option unless and until he or she enters into a Joint Election, and no Shares will be issued to the Optionee under the Plan, without any liability to the Company, the Employer, or a Subsidiary or Parent.

Withholding Taxes.  This provision supplements Section 4(c) of the Agreement and applies if the Company’s Shares are considered readily convertible assets under U.K. law at the time of exercise:

If payment or withholding of the Tax-Related Items is not made within 90 days of the event giving rise to the Tax-Related Items (the “Due Date”) or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected income tax and national insurance contributions will constitute a loan owed by the Optionee to the Employer, effective on the Due Date.  The Optionee agrees that the loan will bear interest at the then-current Official Rate of HMRC, it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 4(c) of the Agreement.  Notwithstanding the foregoing, if the Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), the Optionee will not be eligible for such a loan to cover the tax liability.  In the event that the Optionee is a director or executive officer and the Tax-Related Items are not collected from or paid by Participant by the Due Date, the amount of any uncollected income tax and national insurance contributions will constitute a benefit to the Optionee on which additional income tax and national insurance contributions will be payable.  The Optionee will be responsible for reporting and paying any income tax and national insurance contributions due on this additional benefit directly to HMRC under the self-assessment regime.

In addition, the Optionee agrees that the Company and/or the Employer may calculate the Tax-Related Items to be withheld and accounted for by reference to the maximum applicable rates, without prejudice to any right the Optionee may have to recover any overpayment from the relevant tax authorities.

THE RESTRICTED STOCK UNITS GRANTED PURSUANT TO THIS RESTRICTED STOCK UNIT AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

RESTRICTED STOCK UNIT AGREEMENT
UNDER THE MARKETO, INC.
2006 STOCK PLAN

Name of Grantee:  «Name»

No. of Restricted Stock Units Granted:  «RSUs»

Date of Grant:  «Grant_Date»

Vesting Commencement Date:  «VCD»

Expiration Date:  «Expiration»

Pursuant to the Marketo, Inc. 2006 Stock Plan as amended through the date hereof (the “Plan”) and the terms and conditions set forth in this RSU Agreement, Marketo, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “RSU”) to the Grantee named above.  Each Restricted Stock Unit shall relate to one Share.  Capitalized terms in this RSU Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.  The RSU shall also be subject to the indemnification terms set forth on Exhibit A hereto.

1.             Restrictions on Transfer of RSU.  The RSU may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and, subject to the restrictions contained in this RSU Agreement and the Plan, Shares issuable with respect to the RSU may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the RSU has vested as provided in Section 2 of this RSU Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this RSU Agreement.  In addition, the RSU and any Shares issuable upon settlement of the RSU, shall be subject to the restrictions contained herein, including, without limitation, the indemnification terms set forth in Exhibit A, and in the Plan.

2.             Conditions and Vesting of Restricted Stock Units.  The RSU are subject to both a time-based vesting condition (the “Time Condition”) and performance-based vesting condition (the “Performance Vesting”) described in paragraphs (a) and (b) below, both of which vesting conditions must be satisfied prior to the Expiration Date before the RSU will be deemed vested and may be settled in accordance with Section 4.

(a)         Time Condition.  Subject to the Performance Vesting described in paragraph (b) below, 50 percent of the RSU shall satisfy the Time Condition on the first anniversary of the Vesting Commencement Date and 50 percent of the RSU shall satisfy the Time Condition on the second anniversary of the Vesting Commencement Date; provided that the Grantee continues to provide Service to the Company at each such time.

(b)         Performance Vesting.  Subject to the Time Condition described in paragraph (a) above, the RSU shall only satisfy the Performance Vesting on the first to occur of (i) a Sale Event or (ii) the Company’s Initial Public Offering, in either case, prior to the Expiration Date.  For purposes hereof, a “Sale Event” means a “change in ownership”, “change in effective control” or “change of a substantial portion of the Company’s assets” as defined in Section 409A of the Code, but for the avoidance of doubt, a capital raising event or merger effected solely to change the Company’s domicile shall not constitute a Sale Event.  For purposes hereof, an “Initial Public Offering” means the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held.

(c)         Vesting Date.  Each date as of which both the Time Condition and Performance Vesting described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.”  No Vesting Date shall occur after the Expiration Date. To the extent the RSU has not satisfied both the Time Condition and the Performance Vesting, such Restricted Stock Units shall expire and be of no further force or effect on the Expiration Date.

3.             Termination of Service.  If the Grantee’s Service with the Company terminates for any reason (including death or disability) prior to the satisfaction of the Time Condition set forth in Section 2(a) above, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units.  Any Restricted Stock Units that have satisfied the Time Condition as of the date the Grantee’s Service with the Company terminates for any reason , shall remain subject to the Performance Vesting set forth in Section 2(b), but shall expire and be of no further force or effect on the Expiration Date.

4.             Settlement and Receipt of Shares of Stock.  As soon as practicable following each Vesting Date (but in no event later than March 15th of the year following the calendar year in which such Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have satisfied the Time Condition and Performance Vesting pursuant to Section 2 of this RSU Agreement on such Vesting Date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

5.             Incorporation of Plan.  Notwithstanding anything herein to the contrary, this RSU Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Board of Directors to administer the Plan as set forth in the Plan.

6.             Tax Withholding.  The Grantee shall, not later than the date as of which the receipt or settlement of the RSU becomes a taxable event for income tax purposes, satisfy any Federal, state, and local taxes required by law to be withheld on account of such taxable event.

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Such withholding shall be satisfied, in the Company’s sole discretion, (i) by the Company withholding from Shares to be issued to the Grantee a number of Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due; (ii) by the Company causing its transfer agent to sell from the number of Shares to be issued to the Grantee, the number of Shares necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer; or (iii) by requiring the Grantee to pay to the Company, or make arrangements satisfactory to the Committee for payment of, the required tax withholding obligation.

7.             Right of First Refusal.

(a)         Transfer Notice.  In the event that the Grantee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired pursuant to the settlement of the RSU under this RSU Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all of such Shares.  If the Grantee desires to transfer any Shares acquired pursuant to the settlement of the RSU under this RSU Agreement, the Grantee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, state or foreign securities laws.  The Transfer Notice shall be signed both by the Grantee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares.  The Company shall have the right to purchase all, or less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)         Transfer of Shares.  If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Grantee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which the Grantee is bound.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Grantee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)         Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend

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payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d)         Termination of Right of First Refusal.  Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Grantee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Grantee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)         Permitted Transfers.  This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Grantee’s Immediate Family or to a trust established by the Grantee for the benefit of the Grantee and/or one or more members of the Grantee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this RSU Agreement.  If the Grantee transfers any Shares acquired under this RSU Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this RSU Agreement shall apply to the Transferee to the same extent as to the Grantee.

(f)          Termination of Rights as Shareholder.  If the Company makes available, at the time and place and in the amount and form provided in this RSU Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this RSU Agreement).  Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this RSU Agreement.

(g)         Assignment of Right of First Refusal.  The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part.  Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

(h)         Definitions.

(i)            “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(ii)           “Right of First Refusal” means the Company’s right of first refusal described in Section 7.

(iii)          “Transferee” means any person to whom the Grantee has directly or indirectly transferred any Share acquired upon settlement of the RSU.

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(iv)          “Transfer Notice” means the notice of a proposed transfer of Shares described in Section 7.

8.             Legality of Initial Issuance.  No Shares shall be issued upon the settlement of the RSU under this RSU Agreement unless and until the Company has determined that:

(a)           It and the Grantee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)           Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)           Any other applicable provision of federal, state or foreign law has been satisfied.

9.             No Registration Rights.  The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this RSU Agreement to comply with any law.

10.          Restrictions on Transfer of Shares.

(a)         Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(b)         Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s Initial Public Offering, the Grantee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this RSU Agreement without the prior written consent of the Company or its managing underwriter.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter.  In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s Initial Public Offering.  In the

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event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this RSU Agreement until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b).  This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act of 1933.

(c)         Investment Intent at Grant.  The Grantee represents and agrees that the Shares to be acquired upon settlement of the RSU under this RSU Agreement will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)         Investment Intent at Settlement.  In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of settlement of the RSU under this RSU Agreement that the Shares being acquired upon such settlement are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)         Legends.  All certificates evidencing Shares acquired under this RSU Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES).  SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares acquired under this RSU Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

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(f)          Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares acquired under this RSU Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)         Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Grantee and all other persons.

11.          Adjustment of Shares.  In the event of any transaction described in Section 8(a) of the Plan, the terms of the RSU (including, without limitation, the number and kind of Shares subject to the RSU) shall be adjusted as set forth in Section 8(a) of the Plan.  In the event that the Company is a party to a merger or consolidation, the RSU shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

12.          Miscellaneous Provisions.

(a)         Rights as a Shareholder.  Neither the Grantee nor the Grantee’s representative shall have any rights as a shareholder with respect to any Shares subject to the RSU until the Grantee or the Grantee’s representative are issued Shares in settlement of the RSU in accordance with the terms and conditions of the Plan and this RSU Agreement.

(b)         No Retention Rights.  Nothing in the RSU Agreement or in the Plan shall confer upon the Grantee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Grantee) or of the Grantee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)         Notice.  Any notice required by the terms of this RSU Agreement shall be given in writing.  It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)         Entire Agreement.  This RSU Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(e)         Choice of Law.  This RSU Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

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13.          Acknowledgments of the Grantee.

(a)         Tax Consequences.  The Grantee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Grantee’s tax liabilities.  The Grantee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from the RSU or the Grantee’s other compensation.

(b)         Electronic Delivery of Documents.  The Grantee agrees that the Company may deliver by email all documents relating to the Plan or the RSU (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it shall notify the Grantee by email.

14.          Section 409A.  This RSU is intended to constitute a “short term deferral” for purposes of Section 409A of the Code to the greatest extent possible, and otherwise is intended to comply with Section 409A of the Code, and the RSU will be administered and interpreted in accordance with that intent.  To the extent that any provision of this RSU Agreement is ambiguous as to its exemption from, or compliance with, Section 409A of the Code, the provision shall be read in such a manner so that all payments hereunder are either exempt from, or comply with, Section 409A of the Code.  Solely for purposes of Section 409A of the Code, each issuance of Shares on a Vesting Date shall be considered a separate payment.  The Company makes no representation or warranty and shall have no liability to the Grantee or any other person if any provisions of this RSU are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such Section.

15.          Miscellaneous Provisions.

(a)         Severability.  The provisions of this RSU Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions nevertheless shall be binding and enforceable.

(b)         Imposition of Other Requirements.  The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on this RSU and on any Shares acquired under the Plan, to the extent that the Company determines that it is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

(c)         No Advice Regarding RSU.  The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or his or her acquisition or sale of Shares issued pursuant to this RSU.  The Grantee is solely responsible for taking all appropriate legal advice, notably concerning U.S. and local country tax and social security regulations, when signing this RSU Agreement, or selling the Shares acquired upon settlement of the RSU, or more generally when making any decision in relation with this RSU, this RSU Agreement or otherwise under the Plan.  The

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Company does not represent or guaranty that the Grantee may benefit from specific provisions under said regulations and the Grantee shall on his or her own efforts receive proper information in this respect.  The Grantee is hereby advised to consult with his or her personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

MARKETO, INC.

By:

Name:

Title:

By signing below, the Grantee agrees that the RSU is granted under, and governed by the terms and conditions of, the Plan and this RSU Agreement including Exhibit A hereto regarding Grantee’s indemnification obligations.  Grantee further acknowledges that he or she has received a copy of the Merger Agreement (as defined in Exhibit A).

Grantee’s Signature

Grantee’s Name

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EXHIBIT A

INDEMNIFICATION TERMS

Reference is made to that certain Agreement and Plan of Reorganization by and among the Company, Crystal Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company, Crowd Factory, Inc., a Delaware corporation and Hummer Winbald Venture Partners VI, L.P., as Stockholder’s Agent, dated as of the date hereof (the “Merger Agreement”).  All capitalized terms not otherwise defined in this RSU Agreement or this Exhibit A shall have the meaning ascribed to such term in the Merger Agreement.

In the event that, during the eighteen (18) month period following the Closing Date, an Acquiror Indemnified Person, makes a claim for Damages pursuant to provisions set forth in Section 9 of the Merger Agreement (a “Claim”) that could be satisfied from the Escrow Fund except that either (x) such Claim cannot be completely satisfied from the Escrow Fund because the Escrow Fund has been fully depleted in satisfaction of previous claims for Damages by Acquiror Indemnified Persons or (y) the Claim exceeds the remaining Escrow Fund available to satisfy such Claims, then the Company may satisfy the portion of any such Claims not satisfiable from the Escrow Fund from the Restricted Stock Units granted to Grantee, subject to the terms hereof (the “Indemnification Obligation”).

Up to 15% of the number of Restricted Stock Units originally granted to Grantee under the RSU Agreement are subject to forfeiture pursuant to Grantee’s Indemnification Obligations hereunder.  For purposes of such forfeiture, each Restricted Stock Unit shall be valued at $2.28 (the “Indemnification Value”) and any Restricted Stock Units forfeited pursuant to the Grantee’s Indemnification Obligation shall be forfeited by the Grantee for no consideration.  In satisfying Grantee’s Indemnification Obligation, Restricted Stock Units shall be forfeited first from any Restricted Stock Units that have not satisfied the Time Condition and then from any Restricted Stock Units that have satisfied the Time Condition.

For any Claim to which Grantee’s Indemnification Obligation applies, Grantee’s Indemnification Obligation for such Claim shall be the number Restricted Stock Units equal to the product of [insert percentage of total RSU’s granted to Grantee in connection with the Merger] and the dollar amount by which the Claim exceeds the amounts available from the Escrow Fund to satisfy such Claim, divided by the Indemnification Value.  In no event shall an aggregate of more than 15% of the number of Restricted Stock Units originally granted pursuant to the RSU Agreement be forfeited to satisfy Grantee’s Indemnification Obligation hereunder.

If any Claim is satisfied, entirely or in part, by the forfeiture of Restricted Stock Units pursuant to Grantee’s Indemnification Obligation, the Company shall, within twenty (20) days of the satisfaction of such Claim, provide Grantee written notice of the number of Restricted Stock Units forfeited by Grantee in connection therewith.

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MARKETO, INC. 2006 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

Pursuant to the Marketo, Inc. 2006 Stock Plan, this Notice of Restricted Stock Unit Grant, and the terms and conditions set forth in the International Restricted Stock Unit Agreement, Marketo, Inc. has made a grant of Restricted Stock Units (“RSUs”) to the Grantee named below:

Name of Grantee:	«Name»

Total Number of RSUs:	«TotalRSUs»

Date of Grant:	«DateGrant»

Vesting Commencement Date:	«VestingCommencementDate»

Vesting Schedule:	«InsertVestingSchedule»

Expiration Date:	The date on which the settlement of all RSUs granted hereunder occurs. The RSU expires earlier if your Service terminates earlier, as described in the International Restricted Stock Unit Agreement.

By signing below, the Grantee and the Company agree that these Restricted Stock Units are granted under, and governed by, the terms and conditions of, the 2006 Stock Plan and the International Restricted Stock Unit Agreement.  Both of these documents are made a part of this Notice of Restricted Stock Unit Grant.

Grantee:	Marketo, Inc.

By:

Grantee’s Signature	Title:

THE RESTRICTED STOCK UNITS GRANTED PURSUANT TO THIS RESTRICTED STOCK UNIT AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

INTERNATIONAL RESTRICTED STOCK UNIT AGREEMENT
UNDER THE MARKETO, INC.
2006 STOCK PLAN

Name of Grantee:  «Name»

No. of Restricted Stock Units Granted:  «RSUs»

Date of Grant:  «Grant_Date»

Vesting Commencement Date:  «VCD»

Expiration Date:  «Expiration»

Pursuant to the Marketo, Inc. 2006 Stock Plan as amended through the date hereof (the “Plan”) and the terms and conditions set forth in this International Restricted Stock Unit Agreement (the “RSU Agreement”), Marketo, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “RSU”) to the Grantee named above.  Each Restricted Stock Unit shall relate to one Share.  Capitalized terms in this RSU Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.  The RSU shall also be subject to the country-specific provisions set forth on Exhibit A hereto, which is part of this RSU Agreement.

1.                Restrictions on Transfer of RSU.  The RSU may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and, subject to the restrictions contained in this RSU Agreement and the Plan, Shares issuable with respect to the RSU may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the RSU has vested as provided in Section 2 of this RSU Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this RSU Agreement.  In addition, the RSU and any Shares issuable upon settlement of the RSU, shall be subject to the restrictions contained herein, including, without limitation, the country-specific terms set forth in Exhibit A, and in the Plan.

2.                Conditions and Vesting of Restricted Stock Units.  The RSU is subject to both a time-based vesting condition (the “Time Condition”) and performance-based vesting condition (the “Performance Vesting”) described in paragraphs (a) and (b) below, both of which vesting conditions must be satisfied prior to the Expiration Date before the RSU will be deemed vested and may be settled in accordance with Section 4.

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(a)         Time Condition.  Subject to the Performance Vesting described in paragraph (b) below, 25 percent of the RSU shall satisfy the Time Condition on each of the first, second, third and fourth anniversary of the Vesting Commencement Date; provided that the Grantee continues to provide Service to the Company at each such time.

(b)         Performance Vesting.  Subject to the Time Condition described in paragraph (a) above, the RSU shall only satisfy the Performance Vesting on the first to occur of (i) a Sale Event or (ii) the Company’s Initial Public Offering, in either case, prior to the Expiration Date.  For purposes hereof, a “Sale Event” means a “change in ownership”, “change in effective control” or “change of a substantial portion of the Company’s assets” as defined in Section 409A of the Code, but for the avoidance of doubt, a capital raising event or merger effected solely to change the Company’s domicile shall not constitute a Sale Event.  For purposes hereof, an “Initial Public Offering” means the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held.

(c)         Vesting Date.  Each date as of which both the Time Condition and Performance Vesting described in paragraphs (a) and (b) have been satisfied with respect to any Restricted Stock Units shall be referred to as a “Vesting Date.”  No Vesting Date shall occur after the Expiration Date.  To the extent the RSU has not satisfied both the Time Condition and the Performance Vesting, such Restricted Stock Units shall expire and be of no further force or effect on the Expiration Date.

3.             Termination of Service.  If the Grantee’s active Service with the Company terminates for any reason (including death or disability) prior to the satisfaction of the Time Condition set forth in Section 2(a) above, any Restricted Stock Units that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited Restricted Stock Units.  Any Restricted Stock Units that have satisfied the Time Condition as of the date the Grantee’s Service with the Company terminates for any reason, shall remain subject to the Performance Vesting set forth in Section 2(b), but shall expire and be of no further force or effect on the Expiration Date.

4.             Settlement and Receipt of Shares of Stock.  As soon as practicable following each Vesting Date (but in no event later than March 15th of the year following the calendar year in which such Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have satisfied the Time Condition and Performance Vesting pursuant to Section 2 and Section 3 of this RSU Agreement on such Vesting Date, and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

5.             Incorporation of Plan.  Notwithstanding anything herein to the contrary, this RSU Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Board of Directors to administer the Plan as set forth in the Plan.

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6.             Tax Withholding.  The Grantee acknowledges that, regardless of any action taken by the Company or, if different, the Grantee’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  The Grantee further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSU, including, but not limited to, the grant, vesting or settlement of the RSU, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSU to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result.  Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements to satisfy all Tax-Related Items.  In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, in their sole discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) by withholding from Shares to be issued to the Grantee a number of Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due; (ii) by the Company causing its transfer agent to sell from the number of Shares to be issued to the Grantee, the number of Shares necessary to satisfy the Tax-Related Items to be withheld from the Grantee on account of such transfer; or (iii) by withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, the Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Grantee fails to comply with the Grantee’s obligations in connection with the Tax-Related Items.

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7.             Right of First Refusal.

(a)         Transfer Notice.  In the event that the Grantee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired pursuant to the settlement of the RSU under this RSU Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all of such Shares.  If the Grantee desires to transfer any Shares acquired pursuant to the settlement of the RSU under this RSU Agreement, the Grantee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, state, local or foreign securities laws.  The Transfer Notice shall be signed both by the Grantee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares.  The Company shall have the right to purchase all, or less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)         Transfer of Shares.  If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Grantee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state, local and foreign securities laws and not in violation of any other contractual restrictions to which the Grantee is bound.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Grantee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)         Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d)         Termination of Right of First Refusal.  Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Grantee desires to transfer Shares, the Company shall have no Right of First

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Refusal, and the Grantee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)         Permitted Transfers.  This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Grantee’s Immediate Family or to a trust established by the Grantee for the benefit of the Grantee and/or one or more members of the Grantee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this RSU Agreement.  If the Grantee transfers any Shares acquired under this RSU Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this RSU Agreement shall apply to the Transferee to the same extent as to the Grantee.

(f)          Termination of Rights as Shareholder.  If the Company makes available, at the time and place and in the amount and form provided in this RSU Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this RSU Agreement).  Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this RSU Agreement.

(g)         Assignment of Right of First Refusal.  The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part.  Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

(h)         Definitions.

(i)            “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(ii)           “Right of First Refusal” means the Company’s right of first refusal described in Section 7.

(iii)          “Transferee” means any person to whom the Grantee has directly or indirectly transferred any Share acquired upon settlement of the RSU.

(iv)          “Transfer Notice” means the notice of a proposed transfer of Shares described in Section 7.

8.             Legality of Initial Issuance.  No Shares shall be issued upon the settlement of the RSU under this RSU Agreement unless and until the Company has determined that:

(a)           It and the Grantee have taken any actions required to register the Shares under the U.S. Securities Act of 1933 (the “Securities Act”) or to perfect an exemption from the registration requirements thereof;

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(b)           Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)           Any other applicable provision of federal, state, local or foreign law has been satisfied.

9.             No Registration Rights.  The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable securities law.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this RSU Agreement to comply with any law.

10.          Restrictions on Transfer of Shares.

(a)         Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state or country, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or country or any other law.

(b)         Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s Initial Public Offering, the Grantee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this RSU Agreement without the prior written consent of the Company or its managing underwriter.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter.  In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s Initial Public Offering.  In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this RSU Agreement until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries

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of the agreement set forth in this Subsection (b).  This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)         Investment Intent at Grant.  The Grantee represents and agrees that the Shares to be acquired upon settlement of the RSU under this RSU Agreement will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)         Investment Intent at Settlement.  In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Grantee shall represent and agree at the time of settlement of the RSU under this RSU Agreement that the Shares being acquired upon such settlement are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)         Legends.  All certificates evidencing Shares acquired under this RSU Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES).  SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares acquired under this RSU Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f)          Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares acquired under this RSU Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)         Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Grantee and all other persons.

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11.          Adjustment of Shares.  In the event of any transaction described in Section 8(a) of the Plan, the terms of the RSU (including, without limitation, the number and kind of Shares subject to the RSU) shall be adjusted as set forth in Section 8(a) of the Plan.  In the event that the Company is a party to a merger or consolidation, the RSU shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

12.          Nature of Grant.   In accepting the grant, the Grantee acknowledges, understands, and agrees that:

(1)           the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(2)           the grant of the RSU is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past;

(3)           all decisions with respect to future RSU or other grants, if any, will be at the sole discretion of the Company;

(4)           the RSU grant and the Grantee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, the Employer or any Subsidiary or Parent and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Parent, as applicable, to terminate the Grantee’s Service (if any);

(5)           the Grantee is voluntarily participating in the Plan;

(6)           the RSU and the Shares subject to the RSU are not intended to replace any pension rights or compensation;

(7)           the RSU and the Shares subject to the RSU, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(8)           the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(9)           no claim or entitlement to compensation or damages shall arise from forfeiture of the RSU resulting from the termination of the Grantee’s Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any), and in consideration of the grant of the RSU, to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Company, any Subsidiary or Parent or the Employer, waives the Grantee’s ability, if any, to bring any such claim, and releases the Company, any Subsidiary or Parent and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is

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allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(10)         for purposes of the RSU, the Grantee’s Service will be considered terminated as of the date the Grantee is no longer actively providing services to the Company or any Subsidiary or Parent (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any) and unless otherwise expressly provided in this RSU Agreement or determined by the Company, the Grantee’s right to vest in the RSU under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any); the Board of Directors shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Grantee’s RSU grant (including whether the Grantee may still be considered to be providing services while on an approved leave of absence);

(11)       unless otherwise provided in the Plan or by the Company in its discretion, the RSU and the benefits evidenced by this RSU Agreement do not create any entitlement to have the RSU or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and

(12)         the Grantee acknowledges and agrees that neither the Company, the Employer nor any Subsidiary or Parent shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the RSU or of any amounts due to the Grantee pursuant to the settlement of the RSU or the subsequent sale of any Shares acquired upon settlement.

13.          Data Privacy.  The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this RSU Agreement and any other RSU grant materials (“Data”) by and among, as applicable, the Employer, the Company, its Subsidiaries and Parents for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company and the Employer may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

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The Grantee understands that Data will be transferred to its designated Plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan.  The Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country.  The Grantee understands that the Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting the Grantee’s local human resources representative.  The Grantee authorizes the Company, its designated Plan broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Grantee’s participation in the Plan.  The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan.  The Grantee understands that the Grantee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s local human resources representative.  Further, the Grantee understands that the Grantee is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke the Grantee’s consent, the Grantee’s Service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Grantee’s consent is that the Company would not be able to grant the Grantee RSUs or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing the Grantee’s consent may affect the Grantee’s ability to participate in the Plan.  For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that the Grantee may contact the Grantee’s local human resources representative.

14.          Section 409A.  For U.S. taxpayers, this RSU is intended to constitute a “short term deferral” for purposes of Section 409A of the Code to the greatest extent possible, and otherwise is intended to comply with Section 409A of the Code, and the RSU will be administered and interpreted in accordance with that intent.  To the extent that any provision of this RSU Agreement is ambiguous as to its exemption from, or compliance with, Section 409A of the Code, the provision shall be read in such a manner so that all payments hereunder are either exempt from, or comply with, Section 409A of the Code.  Solely for purposes of Section 409A of the Code, each issuance of Shares on a Vesting Date shall be considered a separate payment.  The Company makes no representation or warranty and shall have no liability to the Grantee or any other person if any provisions of this RSU are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such Section.

15.          Miscellaneous Provisions.

(a)         Rights as a Shareholder.  Neither the Grantee nor the Grantee’s representative shall have any rights as a shareholder with respect to any Shares subject to the RSU until the Grantee or the Grantee’s representative are issued Shares in settlement of the RSU in accordance with the terms and conditions of the Plan and this RSU Agreement.

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(b)         Notice.  Any notice required by the terms of this RSU Agreement shall be given in writing.  It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service or local country equivalent, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(c)         Entire Agreement.  This RSU Agreement, including Exhibit A, and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d)         Choice of Law; Venue.  This RSU Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

For purposes of litigating any dispute that arises under this grant or the RSU Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, agree that such litigation shall be conducted in the courts of San Mateo County, or the federal courts for the United States for the Northern District of California, where this grant is made and/or to be performed.

(e)         Electronic Delivery of Documents.  The Grantee agrees that the Company may deliver by email all documents relating to the Plan or the RSU (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it shall notify the Grantee by email.  Furthermore, the Grantee agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(f)          Severability.  The provisions of this RSU Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions nevertheless shall be binding and enforceable.

(g)         Imposition of Other Requirements.  The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on this RSU and on any Shares acquired under the Plan, to the extent that the Company determines that it is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

(h)         No Advice Regarding RSU.  The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or his or her acquisition or sale of Shares issued pursuant to this RSU.

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The Grantee is solely responsible for taking all appropriate legal advice, notably concerning U.S. and local country tax and social security regulations, when signing this RSU Agreement, or selling the Shares acquired upon settlement of the RSU, or more generally when making any decision in relation with this RSU, this RSU Agreement or otherwise under the Plan.  The Company does not represent or guaranty that the Grantee may benefit from specific provisions under said regulations and the Grantee shall on his or her own efforts receive proper information in this respect.  The Grantee is hereby advised to consult with his or her personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(i)          Language.  If the Grantee has received this RSU Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

(j)          Waiver.  The Grantee acknowledges that a waiver by the Company or breach of any provision of this RSU Agreement shall not operate or be construed as a waiver of any other provision of this RSU Agreement, or of any subsequent breach by the Grantee or any other Grantee.

(k)         Country-Specific Provisions.  Notwithstanding any provisions in this RSU Agreement, the RSU grant shall be subject to any country-specific provisions set forth in Exhibit A to this RSU Agreement for the Grantee’s country.  Moreover, if the Grantee relocates to one of the countries included in Exhibit A, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  Exhibit A constitutes part of this RSU Agreement.

MARKETO, INC.

By:

Name:

Title:

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By signing below, the Grantee agrees that the RSU is granted under, and governed by the terms and conditions of, the Plan and this RSU Agreement including Exhibit A hereto containing country-specific provisions.

Grantee’s Signature

Grantee’s Name

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EXHIBIT A

COUNTRY-SPECIFIC PROVISIONS

FOR RESTRICTED STOCK UNITS

GRANTED UNDER THE

MARKETO, INC. 2006 STOCK PLAN

Terms and Conditions

This Exhibit A to the RSU Agreement includes additional terms and conditions that govern the grant of the RSU in the Grantee’s country.  Capitalized terms not explicitly defined in this Exhibit A have the same definitions ascribed to them in the Plan and/or the RSU Agreement.

If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working, transfers employment to another country after the RSU is granted to the Grantee, or is considered a resident of another country for local law purposes, the terms and conditions contained herein may not be applicable to the Grantee and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to the Grantee.

Notifications

This Exhibit A also includes information regarding exchange controls and certain other issues of which the Grantee should be aware with respect to participation in the Plan.  The information is based on the securities, exchange control and other laws in effect in the respective countries as of June 2012.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at vesting and settlement of the RSU or the subsequent sale of the Shares or the receipt of any dividends.  In addition, the information is general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure the Grantee of any particular result.  The Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s situation.

AUSTRALIA

Notifications

Securities Law Information.  If the Grantee acquires Shares pursuant to the RSU and subsequently offers the Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law.  The Grantee should obtain legal advice regarding any applicable disclosure obligations prior to making any such offer.

Exchange Control Information.  Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers.  The Australian bank assisting with the transaction will file the report.  If there is no Australian bank involved in the transfer, the Grantee will be required to file the report.

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